Exhibit 99.2

CareCloud

Q3 2026
RESULTS

Earnings Call

NASDAQ GLOBAL MARKET: CCLD

A leading provider of technology-enabled services and AI-based solutions for the healthcare revenue cycle

01 —— FORWARD-LOOKING STATEMENTS

Safe Harbor Statements

This presentation contains forward-looking statements within the meaning of the federal securities laws. These statements relate to anticipated future events, future results of operations or future financial performance. In some cases, you can identify forward-looking statements by terminology such as "may," "might," "will," "shall," "should," "could," "intends," "expects," "plans," "goals," "projects," "anticipates," "believes," "seeks," "estimates," "forecasts," "predicts," "possible," "potential," "target," "approximately," or "continue" or the negative of these terms or other similar terms and phrases.

Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Forward-looking statements in this presentation include, without limitation, statements reflecting management's expectations for future financial performance and operating expenditures, expected growth, our ability to raise additional capital and to succeed in our future operations, profitability and business outlook, increased sales and marketing expenses, and the expected results from the integration of our acquisitions.

MATERIAL RISK FACTORS — OUR ABILITY TO:

- Maintain operations in Pakistan, Azad Jammu and Kashmir, and Sri Lanka in a manner that continues to enable us to offer competitively priced products and services;
- Operate in a global business environment that may be affected by geopolitical developments, including regional conflicts, trade restrictions, sanctions, changes in diplomatic relations or political stability;
- Consistently achieve and maintain compliance with a myriad of federal, state, foreign, local, payor and industry requirements, regulations, rules, laws and contracts;
- Respond to the recent cybersecurity incident and effectively integrate, manage and keep our information systems secure and operational in the event of another cyber-attack;
- Manage our growth, including acquiring, partnering with, and effectively integrating the acquisitions of Empower Healthcare & Compliance Partners, MAP App, Medsphere Systems Corporation, RevNu Medical Management and other acquired businesses into our infrastructure and avoiding legal exposure and liabilities associated with our acquisitions;
- Retain our clients and revenue levels, including effectively migrating new clients and maintaining or growing the revenue levels of our new and existing clients;
- Keep pace with a rapidly changing healthcare industry, including the use of artificial intelligence ("AI");
- Maintain and protect the privacy of confidential and protected Company, client and patient information;
- Develop new technologies, upgrade and adapt legacy and acquired technologies to work with evolving industry standards and third-party software platforms and technologies, and protect and enforce all of these and other intellectual property rights;
- Attract and retain key officers and employees, and the continued involvement of Mahmud Haq as Executive Chairman, Stephen Snyder as Chief Executive Officer and A. Hadi Chaudhry as Chief Strategy Officer, all of which are critical to our ongoing operations and growing our business;
- Realize the expected cost savings and benefits from our restructuring activities and structural cost reductions;
- Make assumptions regarding the continuation, signing, scope and timing of certain client, vendor and partner relationships and the commencement and timing of client projects, which reflect management's current beliefs and expectations and may not materialize on the anticipated schedule or at all;
- Timely and effectively complete the integration of acquired businesses and execute expense-structure and related operational initiatives necessary to align our cost structure with our adjusted EBITDA and earnings-per-share objectives;
- Comply with the covenants and the required principal and interest payments contained in our credit agreement with our senior secured lenders, Citizens Bank, N.A. and Provident Bank, and other future debt facilities;
- Continue to pay our monthly dividends to the holders of our Series A Preferred Stock;
- Incorporate AI into our products faster and more successfully than our competitors, protecting the privacy of medical records and cybersecurity threats;
- Compete with other companies developing products and selling services competitive with ours, and who may have greater resources and name recognition than we have;
- Respond to the uncertainty resulting from pandemics, epidemics or other public health emergencies and the impact they may have on our operations, the demand for our services, our projected results of operations, financial performance or other financial metrics or any of the foregoing risks and economic activity in general;
- Keep and increase market acceptance of our products and services;
- Respond to changes in domestic and foreign business, market, financial, political and legal conditions; and
- Other factors disclosed in our other filings with the Securities and Exchange Commission.

Although we believe that the expectations reflected in the forward-looking statements contained in this presentation are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements.

In this presentation, we disclose certain non-GAAP historical and projected financial measures, including adjusted EBITDA. We believe that these non-GAAP financial measures provide useful information to both management and investors by excluding certain items and expenses that are not indicative of our core operating results or do not reflect our normal business operations. Our use of non-GAAP financial measures has certain limitations in that such non-GAAP financial measures may not be directly comparable to those reported by other companies. We seek to compensate for the limitation of our non-GAAP financial measures by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable U.S. GAAP financial measures. Investors are encouraged to review the related U.S. GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable U.S. GAAP financial measures.

The statements in this presentation are made as of the date of this presentation, and the Company does not assume any obligations to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

02 — HOSTS FOR Q3 2026 EARNINGS CALL

Today's Speakers



Mahmud Haq

FOUNDER & EXECUTIVE CHAIRMAN



Stephen Snyder

CHIEF EXECUTIVE OFFICER



Hadi Chaudhry

CHIEF STRATEGY OFFICER



Bonnie Boyer

CHIEF FINANCIAL OFFICER

03 — OPENING REMARKS · Q3 2026

Stephen **Snyder**



— CHIEF EXECUTIVE OFFICER

04 — Q3 2026 FINANCIAL HIGHLIGHTS

Year-over-year performance

REVENUE ($M)


$31.1
$33.7
Q3'25
Q3'26

+8.6% YoY

★ RECORD

GAAP NET INCOME ($M)


$3.1
$4.7
Q3'25
Q3'26

+54.5% YoY

★ RECORD

ADJ. EBITDA* ($M)


$7.7
$9.9
Q3'25
Q3'26

+27.8% YoY

★ RECORD

GAAP EPS


$0.04
$0.10
Q3'25
Q3'26

+150% YoY

(*) NON-GAAP MEASURE — SEE APPENDIX

05 — WHAT DROVE THE MARGIN

What drove record profitability

Three drivers behind the quarter's margin expansion

01 AI AND AUTOMATION

44%

fewer manual claim touches in the last three months

Automated claim validation, denial prediction and remittance processing let the same teams handle more volume.

02 DISCIPLINE


Revenue
+8.6%
Op. expenses
-2.5%

operating expenses down while revenue grew

Total operating expenses decreased 2.5% year over year on revenue growth of 8.6%. Operating leverage is doing what it is built to do.

03 MIX

$24.3M

technology-enabled business solutions revenue, up from $21.6M

Deliberately growing higher-margin technology and compliance offerings and leaning away from lower-margin, project-based services.

+8.6%
Revenue
$31.1M → $33.7M

+27.8%
Adjusted EBITDA*
$7.7M → $9.9M

+54.5%
GAAP net income
$3.1M → $4.7M

* NON-GAAP MEASURE — SEE APPENDIX

06 — CAPITAL STRUCTURE

A two-year rebuild, now working for common shareholders

DECREASE OF PREFERRED DIVIDEND OBLIGATIONS OVER TIME

JUNE 2024	SEPTEMBER 2024	MARCH 2025	MAY 2026
Two series of preferred outstanding; Series A at 11%	**Series A holders approve rate cut to 8.75%**	**About 80% of Series A converted to common**	**Series B fully redeemed**
~$16M / yr	~$13M / yr	~$5.5M / yr	~$2.2M / yr

NOW STAYS WITH COMMON SHAREHOLDERS

~$14M a year

Preferred dividends are ~7x lower

~$16M a year to preferred in mid-2024, ~$2.2M today

Remaining: ~985K shares of Series A at 8.75% per annum

NET INCOME TO COMMON

89%

of net income reached common shareholders this quarter, vs. about 55% a year ago.
$4.2M to common, 2.5x the $1.7M of Q3 2025.

DEBT TAKEN ON FOR THE REDEMPTION

$41.6M

Borrowed to retire Series B

term loan + revolver, May 2026

$34.2M

Term loan, Nov 2

$36.7M at Sep 30 · revolver fully repaid
Incl. $833K extra payment, Nov 2

$7.4M

Paid down in under six months

net leverage 1.1x · $10M revolver undrawn

07 — 2026 OUTLOOK

Full-year 2026 guidance reaffirmed

REVENUE

$128 – $132M

9M 2026 actual: $96.9M

FY2025: $120.5M

ADJUSTED EBITDA*

$29 – $31M

9M 2026 actual: $21.2M

FY2025: $27.5M · +5% to +13%

GAAP EPS

$0.20 – $0.23

9M 2026 actual: $0.09

FY2025: $0.10 · +100% to +130%

FOURTH-QUARTER BUILDING BLOCKS · THE SAME ONES DESCRIBED IN AUGUST, NOW IN MOTION

1. **Recurring revenue**
   Continued growth in the recurring, technology-enabled base

2. **Enterprise development**
   AI platform work for enterprise clients, including LailaCare

3. **Compliance launch**
   Late-Q4 subscription offering; compliance across 40,000+ providers

4. **Simpler capital structure**
   Series B gone; term loan paid down monthly

* NON-GAAP MEASURE — SEE APPENDIX. GUIDANCE DEPENDS ON THE SIGNING AND CONTINUATION OF CERTAIN CLIENT AND VENDOR RELATIONSHIPS, THE TIMING AND SCOPE OF CLIENT PROJECTS, AND EXECUTION OF INTEGRATION AND EXPENSE-MANAGEMENT INITIATIVES.

08 — AI & STRATEGY · Q3 2026

Hadi **Chaudhry**

— CHIEF STRATEGY OFFICER



09 — AI & STRATEGY

AI strategy: three tracks, measurable progress

Executing on the three AI tracks we outlined earlier this year

01 AI INSIDE OUR OPERATIONS

Doing our own work faster and more efficiently

- AI Center of Excellence advancing stratusAI products for internal use
- AI-assisted coding deployed in our coding services, expanding by specialty
- Automation and offshore delivery handling more volume

02 AI IN THE PRODUCTS CLIENTS USE

Embedding AI into the platforms clients already run

- AI prior authorization live with a pilot client, connected to 105 payers
- New cirrusAI Notes companion app and expanded Breeze integration in Wellsoft
- Integrating the inpatient suite from Medsphere and MAP App

40,000+ Providers we can reach with AI-enabled offerings

03 NEW AI PLATFORMS

Building AI-enabled platforms for enterprise clients

- KabaFusion: one of the nation's largest home infusion providers, serving patients in 49 states
- Selected CareCloud in August to build LailaCare, an AI platform for home infusion
- Designed and developed by CareCloud, owned by KabaFusion

Q3 One platform from referral to payment; first revenue recognized in Q3

Next: stratusAI in Wellsoft (Q4) · Prior authorization into CareCloud Health · AI revenue reported separately once it reaches scale

10 — AI & STRATEGY — AUTOMATION

AI across the revenue cycle, from first call to final payment

Where our AI works today, for clients and inside our own operations

PATIENT ACCESS

stratusAI Front Desk

AI voice agent live with clients and in our own patient call center

LIVE

DOCUMENTATION

cirrusAI Notes

Ambient AI turning the visit into chart-ready documentation

LIVE

AUTHORIZATION

AI prior authorization

Live with a pilot client; connected to 105 payers, 75 for submission

LIVE · EXPANDING

CODING

AI-assisted coding

Deployed in our coding services, expanding specialty by specialty

LIVE · EXPANDING

CLAIMS & PAYMENT

Back-office automation

Automation and offshore delivery across RCM workflows

INTERNAL

INSIDE OUR OWN RCM OPERATIONS

84%
Zero-touch processing in the division serving most RCM clients, up from 74%

44%
Fewer manual claim touches in the same division, Aug–Oct 2026

52%
Lower denial rate, from 8% to under 4% (Q3 YoY)

AI PRIOR AUTHORIZATION, IN PRODUCTION

105
Payers connected; 75 accept electronic submission

<2 min
Submission time, down from 15 minutes

91%
Initial-pass approval, 600+ submissions

Internal, unaudited operating metrics reflecting AI, automation and process initiatives. Zero-touch (Nov 2025–Oct 2026) and manual touches (Aug–Oct 2026): division serving most of our RCM clients; denial rate: all RCM operations, Q3 2026 vs Q3 2025.

CareCloud

11 — AI & STRATEGY — INPATIENT PLATFORM

Medsphere: a modern, AI-ready inpatient platform

Hospital and emergency-department technology acquired in August 2025

Q3 2026 REVENUE CONTRIBUTION

$6.3M

CareVue
Inpatient EHR

Wellsoft
Emergency-department system

Inpatient RCM
Hospital revenue cycle

MODERNIZATION MILESTONES

Period	Milestone	Status
Q1–Q2 2026	**Integration and platform parity** Integration complete; inpatient RCM and CareVue parity delivered	DONE
Q2–Q3 2026	**AI in the emergency department** Breeze and cirrusAI Notes live in Wellsoft; both expanded in Q3	DONE
Q3 2026	**Security and compliance** Wellsoft DEA audit certification testing and security hardening completed	DONE
Q4 2026	**stratusAI in Wellsoft** AI front-desk capabilities in the emergency-department workflow	ON TRACK
Q4 2026	**Wellsoft as cloud SaaS** Full cloud-based SaaS modernization	ON TRACK

36 product releases in Q3 across Wellsoft, MAP App, Marketware and HealthLine · Long-term: one modular platform with a common data and AI foundation

Bonnie **Boyer**

— CHIEF FINANCIAL OFFICER



Margins expanding: profit growing faster than revenue

Q3 2026 vs. Q3 2025

Year-over-year growth

Revenue
$31.1M → $33.7M

Adjusted EBITDA*
$7.7M → $9.9M

GAAP net income
$3.1M → $4.7M


+8.6%
+27.8%
+54.5%

Margin expansion

ADJUSTED EBITDA MARGIN*

Q3 2025		Q3 2026	Change
24.9%	→	**29.3%**	+4.4 pts

REVENUE LESS DIRECT OPERATING COSTS

Q3 2025		Q3 2026	Change
47.8%	→	**50.5%**	+2.7 pts

WHAT DROVE IT

- **Higher-margin mix:** growth in technology and compliance offerings, less lower-margin services
- **More efficient core business:** automation and offshore delivery handling more volume
- **Disciplined operating costs:** total operating expenses decreased 2.5% on revenue up 8.6%

* NON-GAAP MEASURE — SEE APPENDIX

CareCloud

More of our earnings now go to common shareholders

GAAP net income split between preferred dividends and common shareholders ($M)


Net income
$3.1
$1.4
$1.7
Q3 2025
55% to common shareholders
Net income
$4.7
$0.5
$4.2
Q3 2026
89% to common shareholders
To common shareholders
Preferred dividends

NET INCOME TO COMMON

$4.2M

Q3 2025: $1.7M (2.5x)

USES OF FREE CASH FLOW

$11.9M 9M free cash flow*

1. **Pay down the term loan**
   $36.7M at Sep 30, from $40.0M at closing (April 2026)
2. **Selective, cash-funded tuck-in acquisitions**

* NON-GAAP MEASURE, SEE APPENDIX. Series B Preferred Stock redeemed May 15, 2026; Q3 2026 net income reflects $1.7M higher net interest expense, including $0.9M of non-cash warrant expense.

CareCloud

A simpler, deleveraging balance sheet

Capitalization at September 30, 2026

Capitalization

Common shares outstanding (Oct 31, 2026)	42.55M
Cash	$4.6M
Term loans and other debt	$37.3M
Net debt	**$32.7M**
Series A preferred stock (liquidation preference)	$24.6M
Series B preferred stock	Redeemed May 15, 2026
Trailing twelve-month adjusted EBITDA*	$28.9M
Net debt / adjusted EBITDA*	**1.1x**

NET LEVERAGE

1.1x

Net debt / trailing 12-month adjusted EBITDA*

TERM LOAN PAYDOWN

$3.3M

Since April 2026 funding ($40.0M to $36.7M)

PREFERRED DIVIDENDS

$0.5M

Q3 2026, down from $1.4M in Q3 2025

Key takeaway: Leverage is low at about 1.1x and declining as we pay down the term loan monthly from free cash flow, and our $10 million revolver is undrawn for flexibility.

* NON-GAAP MEASURE, SEE APPENDIX. Trailing twelve months = Q4 2025 adjusted EBITDA of $7.7M (as previously reported) plus 9M 2026 of $21.2M. In compliance with all credit facility covenants at September 30, 2026.

16 — CLOSING REMARKS · Q3 2026

Mahmud **Haq**

— FOUNDER & EXECUTIVE CHAIRMAN



Thank You!

INVESTOR RELATIONS

ir.carecloud.com

CONTACT

ir@carecloud.com

WEB

carecloud.com

NON-GAAP RECONCILIATIONS

Appendix

CareCloud

A1 — NON-GAAP RECONCILIATION

GAAP Net Income to Adjusted EBITDA

$ IN THOUSANDS	Q3'25	Q3'26	9M'25	9M'26
GAAP net income	$ 3,060	$ 4,727	$ 7,910	$ 6,771
Provision for income taxes	43	127	126	281
Net interest expense	52	1,720	85	2,510
Foreign exchange / other expense	60	7	120	93
Stock-based compensation expense	88	65	307	193
Depreciation and amortization	4,022	3,189	10,741	10,957
Transaction and integration costs	391	77	414	401
Restructuring costs	17	—	154	—
Change in contingent consideration	—	(32)	—	(9)
Adjusted EBITDA	**$ 7,733**	**$ 9,880**	**$ 19,857**	**$ 21,197**

A2 — NON-GAAP RECONCILIATION

GAAP Net Income to Adjusted Net Income

$ IN THOUSANDS	Q3'25	Q3'26	9M'25	9M'26
GAAP net income	$ 3,060	$ 4,727	$ 7,910	$ 6,771
Foreign exchange / other expense	60	7	120	93
Stock-based compensation expense	88	65	307	193
Amortization of purchased intangible assets	794	939	1,076	2,812
Transaction and integration costs	391	77	414	401
Restructuring costs	17	—	154	—
Change in contingent consideration	—	(32)	—	(9)
Income tax expense related to goodwill	—	45	—	95
Adjusted Net Income	**$ 4,410**	**$ 5,828**	**$ 9,981**	**$ 10,356**

CareCloud

A3 — NON-GAAP RECONCILIATION

Net Cash Provided by Operating Activities to Free Cash Flow

$ IN THOUSANDS	Q3'25	Q3'26	9M'25	9M'26
Net cash provided by operating activities	$ 7,365	$ 5,643	$ 19,886	$ 16,327
Purchases of property and equipment	(869)	(328)	(2,655)	(1,265)
Capitalized software & other intangible assets	(828)	(1,526)	(2,505)	(3,146)
Free Cash Flow	**$ 5,668**	**$ 3,789**	**$ 14,726**	**$ 11,916**
Net cash used in investing activities*	$ (17,697)	$ (2,140)	$ (21,200)	$ (5,378)
Net cash (used in) provided by financing activities	$ 4,920	$ (12,264)	$ 1,226	$ (9,940)

*Net cash used in investing activities includes payments for acquisitions, purchases of property and equipment and capitalized software and other intangible assets. Purchases of property and equipment and capitalized software and other intangible assets are included in our computation of free cash flow.